LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED MAY 23, 2013

TO THE SUMMARY PROSPECTUS OF

LEGG MASON CAPITAL MANAGEMENT SPECIAL INVESTMENT TRUST

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated March 1, 2013, as supplemented on March 11, 2013 and May 9, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated March 1, 2013, as supplemented on March 11, 2013, May 9, 2013, and May 23, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2012, are incorporated by reference into this Summary Prospectus.

Please retain this supplement for future reference.

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